Exhibit 10.33

5215 Old Orchard Road, Suite 725 • Skokie, IL 60077

Phone: (847) 626-1504

October 21, 2016

Jim Andersen

1010 Washington Blvd., 11th Floor

Stamford, CT 06901

Re:    Lease Extension – 888 North Keyser Ave.

Dear Sirs:

By way of this letter, Vycom Corp., lessee of the property located at 888 North Keyser Ave., Scranton, PA. (the “Property”), hereby provides notice of its intention to extend the lease term on the Property for an additional four (4) years pursuant to Section 1.3 of the Amended and Restated Industrial Lease between North Keyser Partners, LLC and Vycom Corp. dated May 10, 2005 (the “Lease”). Accordingly, the Extended Term shall be from May 11, 2017 through May 10, 2021. I request that you sign below acknowledging and agreeing to this extension and send a copy back to me.

Should you have any questions regarding this, please feel free to contact the undersigned.

Very truly yours,

CPG International LLC

By:	/s/ Brian Cooper

Name:	Brian Cooper
Title:	General Counsel

Accepted and agreed:

By:	/s/ James G. Andersen

Name:	James G. Andersen
Title:	Managing Member